Q1 2025 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston • 1 Commercial Banking Office in North Houston Highlights: • Total Assets: $3.5 billion at March 31, 2025 • Market Cap: $340 million at April 17, 2025 • Ownership (S&P Global as of April 17, 2025) • Institutional: 47% • Insider/ESOP: 13% | 3 Our Company Total Assets $3.5B Total Loans $2.7B Total Deposits $2.8B

| 4 Our Markets

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Profitability						
Net income	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964
Diluted EPS	1.17	1.14	1.02	1.18	1.21	1.37
Net interest income	29,282	28,901	29,393	30,382	31,586	31,749
Provision for loan losses	665	141	1,261	140	873	394
Core pre-provision net income[(1)]	9,846	9,152	8,868	9,430	10,430	11,205
Net interest margin ("NIM")	3.69 %	3.64 %	3.66 %	3.71 %	3.82 %	3.91 %
ROA	1.13	1.11	0.97	1.10	1.12	1.29
ROE	10.6	10.0	8.8	9.8	9.7	11.0
ROATCE[(1)]	14.5	13.4	11.7	12.9	12.7	14.3
Efficiency ratio	62.9	64.3	65.8	65.3	63.5	60.4
Balance Sheet						
Assets	$ 3,320,122	$ 3,357,604	$ 3,410,881	$ 3,441,990	$ 3,443,668	$ 3,485,453
Loans	2,581,638	2,621,690	2,661,346	2,668,286	2,718,185	2,747,277
Total deposits	2,670,624	2,722,578	2,722,915	2,777,487	2,780,696	2,827,207
Allowance/total loan ratio	1.22 %	1.20 %	1.21 %	1.21 %	1.21 %	1.21 %
TCE Ratio	8.7	8.8	8.7	9.2	9.3	9.4
Loan/Deposit ratio	96.7	96.3	97.7	96.1	97.8	97.2
Per Share Data						
Share price	$ 42.01	$ 38.31	$ 40.01	$ 44.58	$ 46.21	$ 44.80
Book value	45.04	45.73	46.51	48.75	48.95	50.82
Tangible book value[(1)]	34.45	35.17	35.90	38.17	38.44	40.13
Price / tangible book value per share	122 %	109 %	111 %	117 %	120 %	112 %
Dividend paid	$ 0.25	$ 0.25	$ 0.25	$ 0.25	$ 0.26	$ 0.27

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Mar- 25 YTD 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 12.3% as of March 31, 2025 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.29 1.12 1.04 1.25 1.27 1.12 1.32 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.0 8.9 8.5 11.8 11.9 9.9 11.3 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 11.1 10.5 15.6 15.9 12.8 14.3 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.3 63.8 64.8 61.2 61.3 64.6 60.2 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 1Q 2025 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2,500 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of March 31, 2025) CRE O.O. 26% 1-4 Mortgage 18% CRE N.O.O. 17% C&I 15% C&D 13% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 28% Houston 20% Northshore 13% Baton Rouge 9% MS 2% • Total loans - $2.7 billion • 1Q 2025 WAR - 6.43% • Houston market - 21% annualized growth rate • YTD 2025 annualized growth rate - 4% • Houston market - 21% annualized growth rate YTD | 8 6% 6% 1% 7% 4%

OO CRE Portfolio (as of March 31, 2025) Geographic Exposure Houston, 32% Acadiana, 26% New Orleans 18% Northshore 12% Baton Rouge 9% Mississippi, 2% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 147,179 5% 20% $ 1,429 $ — Office 101,805 4 14 457 — Warehouse Or Industrial 97,082 4 13 564 4,419 Office Medical 79,475 3 11 864 — Other Specialty Use 59,425 2 8 849 3,960 Retail Single Tenant 54,443 2 8 641 — Hospital Or Surgical Center 53,906 2 7 4,492 — Restaurant/Bar 49,090 2 7 733 547 Church/School Mtg 45,251 2 6 923 1,566 Other 41,400 2 6 1,150 — Total $ 729,056 27% 100% $ 802 $ 10,492 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 57,047 $ 96,959 $ 194,453 $ 189,740 $ 191,021 WAR 7.5% 4.7% 5.2% 6.5% 4.5 % Average Rate 5.4% Fixed Rate % 75% Convenience Store Balances 84% in Houston Nonaccrual Balance $1.6 million

NOO CRE Portfolio, including Multifamily (as of March 31, 2025) Geographic Exposure New Orleans 36% Northshore 22% Houston 22% Acadiana 13% Baton Rouge 6% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 183,792 7% 28% $ 1,276 $ 1,256 Retail Multi-tenant 137,286 5 21 1,596 453 Multi Use Facility 71,817 3 11 1,330 — Office 69,378 3 11 964 — Hotel/Motel 57,641 2 9 1,310 7,575 Warehouse or Industrial 54,566 2 8 691 — Other 32,235 1 5 620 — Other Specialty Use 17,819 1 3 685 — Retail Single Tenant 11,103 — 2 397 — Hospital or Surgical Center 12,463 1 2 2,077 — Total $ 648,100 24% 100% $ 1,097 $ 9,284 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 110,989 $ 48,614 $ 253,164 $ 149,199 $ 85,970 WAR 6.9% 5.4% 5.2% 6.8% 4.6 % Average Rate 5.79% Fixed Rate % 73% Nonaccrual Balance $3.7 million

CRE Non-Medical Office Exposure (as of March 31, 2025) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $171.2 million or 6.2% of total loans NOO Geographic Exposure Baton Rouge 0.9% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 24,615 0.9% $ 1,368 $ — Houston 22,142 0.8 1,845 — Acadiana 9,438 0.3 363 — Northshore 9,206 0.3 1,023 — New Orleans 3,701 0.1 740 — Mississippi 276 — 138 — Total NOO Office $ 69,378 2.4% $ 964 $ — dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 32,380 1.2% $ 463 $ — New Orleans 22,561 0.8 550 — Houston 16,586 0.6 572 — Baton Rouge 13,726 0.5 361 — Northshore 11,049 0.4 480 — Southwest LA 2,875 0.1 192 — Mississippi 2,628 0.1 375 — Total OO Office $ 101,805 3.7% $ 457 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 6.4 yrs OO 7.5 yrs Average Rate NOO 5.3% OO 5.6%

Commercial & Industrial (as of March 31, 2025) | 12 Nonaccrual Balance $1.2 million LOC Utilization Rate 49% Average Rate 7.4% Geographic Exposure Acadiana 40% Baton Rouge 16% New Orleans 10% Northshore 9% Houston 9% Southwest LA 7% Other 6% Natchez 3% dollars in thousands Balances % of C&I % of Loans Avg Loan Size Criticized Balances Professional Services $ 52,593 12.8 1.9 $ 121 $ 5 Finance and Insurance 51,877 12.6 1.9 752 1,314 Retail 40,435 9.8 1.5 221 361 Manufacturing 39,461 9.6 1.4 280 325 Construction 35,592 8.7 1.3 123 1,321 Real Estate Leasing 33,934 8.2 1.2 164 — Healthcare 32,860 8.0 1.2 145 — Transportation 26,566 6.5 1.0 193 81 Oil & Gas Extraction 22,761 5.5 0.8 303 — Agriculture 19,523 4.7 0.7 129 — Other 55,761 13.6 2.0 144 220 Totals $ 411,363 100% 15.0% $ 179 $ 3,626 Repricing or Maturing Term dollars in thousands 3 mths or less 4 -12 Mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 228,930 $ 29,784 $ 34,237 $ 64,304 $ 54,108 WAR 8.0% 7.3% 6.3% 6.8% 5.9 % Fixed Rate % 41%

C&D Portfolio (as of March 31, 2025) Commercial Construction, 54%Lots, Development and Unimproved Land, 29% 1-4 Family Construction, 17% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Mar- 25 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $347 million Average Balance $561K $782K net charge-offs since 2009 1.6% on Nonaccrual or $5.6 million

Loans & Securities - Repricing and Maturity

(as of March 31, 2025)

Total Loans and Leases [1] dollars in millions	Loan Repricing or Maturing Term: 3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total	Rate Structure: Fixed	Adjustable
Residential mortgages	$43	$49	$130	$119	$31	$132	**$504**	$280	$224
Home equity loans and lines	68	2	2	1	0	5	**78**	8	70
Commercial real estate	146	135	364	286	110	152	**1,193**	868	325
Construction and land	207	35	53	41	9	2	**347**	130	217
Multifamily	23	10	83	53	4	11	**184**	149	35
Commercial and industrial	229	30	34	64	24	30	**411**	168	243
Other consumer	10	2	4	4	2	8	**30**	26	4
Total Loans and Leases	**$726**	**$263**	**$670**	**$568**	**$180**	**$340**	**$2,747**	**$1,629**	**$1,118**
% of Total	26%	10%	24%	21%	7%	12%	**100%**	59%	41%
Cumulative	26%	36%	60%	81%	88%	100%			
Weighted average rate	7.58%	5.77%	5.40%	6.72%	5.09%	4.77%	**6.19%**	5.42%	7.30%

Total Investment Securities [2] dollars in millions	Investment Securities Projected Cash Flow: 3 mths or less	4 -12 Mths	1 - 3 Years	3 - 5 Years	5 - 7 Years	7+ Years	Total
Current par value	$15	$60	$127	$95	$55	$83	**$435**
% of Total	3%	14%	29%	22%	13%	19%	**100%**
Cumulative	3%	17%	46%	68%	81%	100%	
Weighted average rate	2.48%	2.74%	2.68%	2.05%	2.83%	2.34%	**2.50%**

[1] Based on maturity date for fixed rate loans. [2] Par value for securities at March 31, 2025 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $29.3 $2.3 $(0.1) $2.4 $(1.0) $0.4 $— $29.3 $31.5 $32.9 $33.3 Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Mar 2025 0 10 20 30 40 2024 (dollars in thousands) 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Total Loans $ 2,621,690 $ 2,661,346 $ 2,668,286 $ 2,718,185 $ 2,747,277 Total nonperforming loans 20,349 16,818 18,089 13,598 19,047 Total special mention loans 8,578 6,754 2,415 823 820 Total substandard loans 35,128 32,660 34,677 35,790 36,409 Total criticized loans $ 43,706 $ 39,414 $ 37,092 $ 36,613 $ 37,229 Nonperforming loans / Total loans 0.78% 0.63% 0.68% 0.50% 0.69 % Criticized loans / Total loans 1.67% 1.48% 1.39% 1.35% 1.36 % ALL / Total Loans 1.20% 1.21% 1.21% 1.21% 1.21% 20252021 Changes in ALL | 15 2023

1.30 0.77 0.49 0.34 0.31 0.45 0.62 0.75 0.40 0.28 0.14 0.20 0.32 0.45 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 Mar-25 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 0.00 0.04 0.00 2019 2020 2021 2022 2023 2024 Mar-25 YTD 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 155 ALL / NPAs 2019 2020 2021 2022 2023 2024 Mar-25 YTD 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 0.89%1.32 0.74 0.57 0.32 0.36 0.67 0.80% Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 Mar-25 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $189 $(19) 4.4 Agency CMBS 154 (6) 2.4 Muni 54 (7) 5.8 CMO 16 (1) 2.9 Agency 17 (1) 2.7 Corp 5 — 0.9 Total $436 $(34) 3.7 10 Year Investment Cash Flow 11% 29% 45% 58% 67% 74% 80% 84% 89% 93% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 43% Agency CMBS 35% Muni 13% Agency 4% CMO 4% Corp 1% 12% of total assets 2.4% Q1 yield $34.0 million unrealized loss ~ 7.8% of book value 99.7% AFS $7.0 million MV increase in Q1 $9.3 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 28% 30% 34% 28% 26% 27% 29% 31% 25% 24% 23% 23% 17% 13% 13% 24% 26% 27% 15% 15% 16% 15% 17% 16% 11% 11% 12% 9% 8% 7% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2020 2021 2022 2023 2024 Mar 2025 2,000 2,500 3,000 3,500 Change (dollars in thousands) 3/31/2024 12/31/2024 3/31/2025 QoQ YoY Demand Deposits $ 742,177 $ 733,073 $ 754,955 $ 21,882 $ 12,778 Savings 228,047 210,977 212,053 1,076 (15,994) Money Market 423,521 457,483 464,659 7,176 41,138 NOW 630,962 645,246 641,287 (3,959) 10,325 CDs 697,871 733,917 754,253 20,336 56,382 Total Deposits $ 2,722,578 $ 2,780,696 $ 2,827,207 $ 46,511 $ 104,629 Deposits (as of March 31, 2025) | 18 $34,077 Average deposit size 27% Non-interest bearing deposit composition 7% Annualized 2025 growth rate

Deposits (as of March 31, 2025) | 19 Retail Business Public Broker Total FDIC Insured 45% 17% —% —% 62% Uninsured (1) 8 15 — — 23 Reciprocal — 4 — — 4 Public Funds — — 8 — 8 Brokered Deposits — — — 3 3 Total 53% 36% 8% 3% 100% Cost of Deposits 0.93 1.20 1.42 1.52 1.63 1.75 1.73 1.68 2.49 3.40 4.01 4.41 4.58 4.59 4.33 4.00 1.30 1.84 2.24 2.52 2.69 2.78 2.66 2.51 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 0.40 0.80 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q1 2025 FHLB availability $ 1,140,061 Unencumbered investments (book) 68,179 FRB discount window 500 Total primary funding sources $ 1,208,740 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,263,740 Uninsured Deposits(1) Approximately $645 million or 23% of total deposits Coverage of Uninsured Deposits(2) 187%

3.94 3.75 3.69 3.64 3.66 3.71 3.82 3.91 NIM 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% NIM (TE) 5.82 5.95 6.08 6.18 6.28 6.43 6.43 6.43 Loan Yield 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 5.00% 5.50% 6.00% 6.50% 7.00% Yield on Loans 1.91 2.37 2.62 2.79 2.93 3.02 2.87 2.74 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 20 3.91% NIM for the quarter ended March 2025 1.85% Cost of total deposits for the quarter ended March 2025 Month Cost of borrowings decreased 14 bps for the quarter ended March 2025

Rate Shock 1 Year % Change in NII 200 1.9% 100 1.1% (100) (1.7)% (200) (3.8)% % of assets 2019 2024 Q1 2025 Q1 Cash 2% 3% 3% Investments 12% 13% 12% Loans, excluding PPP 78% 77% 79% Other Assets 8% 7% 6% NMD - noninterest-bearing 20% 22% 22% NMD - interest-bearing 45% 38% 38% CDs 18% 21% 21% Total Deposits 83% 81% 81% Borrowings 2% 5% 5% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 11% Loan portfolio effective duration ~ 2.1 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 3Q2022 - 3Q2024 3Q2024 - 1Q2025 Interest-bearing deposits 36% 40% 49% 27% Total deposits 27% 31% 36% 18% Interest-bearing liabilities 33% 40% 53% 28% Funding earning assets 23% 29% 37% 18% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 Q3- 23 Q4- 23 Q1- 24 Q2- 24 Q3- 24 Q4- 24 Q1- 25 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.7 41% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.47 2019 2020 2021 2022 2023 2024 Mar-25 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.54 2019 2020 2021 2022 2023 2024 Mar-25 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Service fees and charges $ 1,254 $ 1,239 $ 1,291 $ 1,334 $ 1,309 Bank card fees 1,575 1,751 1,613 1,586 1,578 Gain on sale of loans 87 126 195 62 377 Loss on sale of assets, net 6 (2) (10) 39 9 Other 627 641 603 608 736 Total noninterest income $ 3,549 $ 3,755 $ 3,692 $ 3,629 $ 4,009 (dollars in thousands) 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Compensation $ 12,170 $ 12,788 $ 13,058 $ 13,314 $ 12,652 Data processing 2,514 2,555 2,646 2,526 2,642 Occupancy 2,454 2,603 2,732 2,342 2,561 Provision for unfunded — (134) — 240 — Other 3,730 3,996 3,822 3,933 3,724 Total noninterest expense $ 20,868 $ 21,808 $ 22,258 $ 22,355 $ 21,579 Noninterest expense excl. provision for unfunded $ 20,868 $ 21,942 $ 22,258 $ 22,115 $ 21,579 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 0.54 0.20 0.22 0.22 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.27 0.21 0.22 0.23 0.23 0.25 0.25 0.22 0.22 0.23 0.24 0.25 0.26 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 40.13 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 March 2025 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 $ 36.82 $ 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 (as of 4/17/2025) 297,193 43.82 13,022,065 Total 2,070,463 $ 35.10 $ 72,680,397 Capital | 23 ~ 14,619 shares remaining in current plans as of April 17, 2025 New Share Repurchase Plan approved 400,000 shares 16% Shares repurchased since 2019 7.7% CAGR TBV / share since 2019 Cash acquisition - Texan Bank Cash dividend of 0.27 per share payable on May 16, 2025 *payable in May 2025 *

9.8 10.4 11.0 11.4 11.5 14.7 12.4 13.0 13.3 13.3 15.9 13.6 14.2 14.5 14.6 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 1Q 2025 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI (1) As Reported Including AOCI (1) Common Equity Tier 1 capital 13.3% 12.5% 11.9% 11.0% Tier 1 risk based capital 13.3% 12.5% 11.9% 11.0% Total risk based capital 14.6% 13.7% 15.0% 14.1% Tier 1 leverage capital 11.5% 10.7% 10.2% 9.5% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of March 31, 2025

Investment Perspective | 25

| 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Total shareholders' equity	$ 367,444	$ 372,285	$ 375,830	$ 393,453	$ 396,088	$ 402,831
Less: intangible assets	86,372	86,019	85,690	85,361	85,044	84,751
Non-GAAP tangible shareholders' equity	$ 281,072	$ 286,266	$ 290,140	$ 308,092	$ 311,044	$ 318,080
Reported net income	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964
Add: amortization CDI, net tax	298	279	261	259	250	231
Non-GAAP tangible net income	$ 9,683	$ 9,478	$ 8,379	$ 9,696	$ 9,923	$ 11,195
Return on average equity	10.6 %	10.0 %	8.8 %	9.8 %	9.7 %	11.0 %
Add: intangible assets	3.9	3.4	2.9	3.1	3.0	3.3
Non-GAAP return on tangible common equity	14.5 %	13.4 %	11.7 %	12.9 %	12.7 %	14.3 %
Book value per share	$ 45.04	$ 45.73	$ 46.51	$ 48.75	$ 48.95	$ 50.82
Less: intangible assets	10.59	10.56	10.61	10.58	10.51	10.69
Non-GAAP tangible book value per share	$ 34.45	$ 35.17	$ 35.90	$ 38.17	$ 38.44	$ 40.13
Reported net income	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673	$ 10,964
Less: PPP loan income	22	22	20	35	12	17
Less: gain (loss) on sale of assets	(7)	6	(2)	(10)	39	9
Less: loan discount accretion	583	525	490	452	421	356
Add: provision for loan losses	665	141	1,261	140	873	394
Add: provision (reversal) for credit losses on unfunded commitments	140	—	(134)	—	240	—
Add: CDI amortization	377	353	330	328	317	293
Total non-core items, net of taxes	461	(47)	750	(7)	757	241
Core pre-provision net income [1]	$ 9,846	$ 9,152	$ 8,868	$ 9,430	$ 10,430	$ 11,205

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Mar-25 YTD
Total shareholders' equity	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 402,831
Less: intangible assets	64,472	63,112	61,949	87,973	86,372	85,044	84,751
Non-GAAP tangible shareholders' equity	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 318,080
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 10,964
Add: amortization CDI, net tax	1,251	1,074	919	1,266	1,264	1,049	231
Non-GAAP tangible income	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 11,195
Return on average equity	9.0 %	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.0 %
Add: intangible assets	2.8	2.4	3.6	3.7	4.4	3.1	3.3
Non-GAAP return on tangible common equity	11.8 %	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.3 %
Originated loans	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,394,114
Acquired loans	463,160	354,815	246,324	469,325	412,138	363,258	353,163
Total loans	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,747,277
Originated NPAs	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 15,591
Acquired NPAs	12,121	9,628	6,116	6,487	3,871	4,638	5,880
Total NPAs	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 21,471
Originated past due loans	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 19,044
Acquired past due loans	13,098	8,335	6,146	3,683	5,569	4,920	5,430
Total past due loans	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 24,474
Average assets	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,449,472
Less: average PPP loans	—	169,665	169,149	15,691	5,997	4,436	1,320
Average assets excluding PPP loans	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,448,152

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024	Mar-25 YTD
Reported noninterest income	$ 14,415	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 14,625	$ 4,009
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	9
Non-GAAP noninterest income	$ 13,568	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 14,592	$ 4,000
Reported noninterest expense	$ 63,605	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 87,289	$ 21,579
Less: lease termination	291	—	—	—	—	—	—
Less: severance pay	287	—	—	—	—	—	—
Less: one-time foreclosed asset recovery	—	—	—	—	739	—	—
Less: merger-related expenses	—	—	299	1,971	—	—	—
Non-GAAP noninterest expense	$ 63,027	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 87,289	$ 21,579
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 10,964
Less: PPP loan income	—	5,895	13,208	1,359	95	89	17
Less: Write of FDIC loss share receivable	(680)	—	—	—	—	—	—
Less: BOLI benefit	1,194	—	1,717	—	—	—	—
Less: gain (loss) on sale of assets	(347)	—	(504)	26	(27)	33	9
Less: gain (loss) on sale of securities	—	—	—	—	(249)	—	—
Less: loan discount accretion	3,503	4,097	2,361	2,933	2,532	1,888	356
Add: provision (reversal) for loan losses	3,014	12,728	(10,161)	7,489	2,341	2,415	394
Add: provision for credit losses on unfunded commitments	—	—	390	278	501	106	—
Add: CDI amortization	1,583	1,360	1,163	1,602	1,601	1,328	293
Add: lease termination	291	—	—	—	—	—	—
Add: severance pay	287	—	—	—	—	—	—
Add: one-time foreclosed asset recovery	—	—	—	—	(739)	—	—
Add: merger-related expenses	—	—	299	1,971	—	—	—
Non-core items, net of taxes	1,189	3,236	(19,822)	5,547	1,069	1,453	241
Core pre-provision net income [(1)]	$ 29,121	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 37,880	$ 11,205

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2019 2020 2021 1Q2022 2022 2023 2024 1Q2025 Total shareholders' equity $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 402,831 Less: intangible assets 64,472 63,112 61,949 87,569 87,973 86,372 85,044 84,751 Non-GAAP tangible shareholders' equity $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 318,080 Shares Outstanding 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,926,331 Book value per share $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 50.82 Less: intangible assets 6.97 7.22 7.27 10.36 10.62 10.59 10.51 10.69 Non-GAAP tangible book value per share $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 40.13 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)